SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 18, 2003

BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Thousand Beverly Way (Address of Principal Executive Offices)		72919 (Zip Code)

Registrant’s telephone number including area code	(479) 201-2000

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

Exhibit No.	Exhibit

99.1	Press Release of Beverly Enterprises, Inc. dated September 18, 2003.

Item 9. Regulation FD Disclosure

On September 18, 2003, Beverly Enterprises, Inc. (the “Company”) issued a press release announcing its intention to enter into a new $225 million senior secured credit facility and to raise approximately $100 million in the form of subordinated notes on terms to be determined. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2003	BEVERLY ENTERPRISES, INC.

By:/s/ PAMELA H. DANIELS Name: Pamela H. Daniels Title: Senior Vice President, Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of Beverly Enterprises, Inc. dated September 18, 2003.

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